ORDINARY SHARES	9 Months Ended
Sep. 30, 2012
ORDINARY SHARES
7.	ORDINARY SHARES

Initial Public Offering

On March 5, 2012, we closed the IPO resulting in the issuance of 13,333,333 of our ordinary shares. The public offering price of the shares sold in the offering was $14.00 per share. The total gross proceeds from the offering to HLSS were $186,667. After deducting underwriting discounts and commissions and offering expenses payable by HLSS, the aggregate net proceeds we received totaled $170,486.

Private Placement

On March 5, 2012, simultaneously with the IPO, William C. Erbey, the founder of our company and the Chairman of the Board of Directors, purchased 714,285 of our ordinary shares at a price per share equal to the IPO price in a private placement. The total proceeds from the private placement to HLSS were $10,000. We did not incur underwriting discounts or commissions in respect of these shares.

Issuance of Additional Ordinary Shares under the IPO

On April 2, 2012, we issued 129,600 additional ordinary shares to the underwriters in connection with the exercise of their over-allotment option under the IPO. The total gross proceeds from the issuance of these additional shares to HLSS were $1,814. After deducting underwriting discounts, commissions and expenses payable by HLSS, the aggregate net proceeds we received were $1,577.

Follow on Offering

On September 12, 2012 we issued 16,387,500 of our ordinary shares, 2,137,500 of which went to the underwriters in connection with the exercise of their over-allotment option. The total gross proceeds from the issuance of these additional shares to HLSS were $249,909. After deducting underwriting discounts, commissions and expenses payable by HLSS, the aggregate net proceeds we received were $236,034.